UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON D.C. 20549
_______________________

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): October 20, 2009

ADVAXIS, INC.
(Exact name of registrant as specified in its charter)

Delaware
(State or other jurisdiction of incorporation)

00028489	02-0563870
(Commission File Number)	(IRS Employer Identification Number)

Technology Centre of New Jersey
675 Rt. 1, Suite B113
North Brunswick, N.J. 08902
(Address of principal executive offices)

Registrant’s telephone number, including area code: (732) 545-1590

Not applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.

In connection with the recent debt-financing by Advaxis, Inc. (the “Company”), on October 26, 2009, the Company entered into a Note Purchase Agreement with Robert E. Hill, Jr. (“Hill”) pursuant to which the Company issued (i) junior unsecured convertible promissory bridge notes of the Company (“Notes”) in the aggregate principal face amount of $500,000, for an aggregate net purchase price of $425,000 and (ii) warrants to purchase 1,062,500 shares of the Company’s common stock, $0.001 par value (the “Common Stock”), at an exercise price of $0.20 per share, subject to adjustments upon the occurrence of certain events (“Warrants”).  Also in connection with this debt financing, on October 20, 2009, the Company entered into a Note Purchase Agreement with Gary Chartrand (together with Hill, the “Investors”) pursuant to which the Company issued (i) Notes in the aggregate principal face amount of $1,000,000, for an aggregate net purchase price of $850,000 and (ii) Warrants to purchase 2,125,000 shares of Common Stock.  As of October 26, 2009, the Company has issued an aggregate of (i) Notes in the aggregate principal face amount of $1,558,824, for an aggregate net purchase price of $1,325,000 and (ii) Warrants to purchase 3,312,500 shares of Common Stock (including a Note in the principal face amount of $58,824, with a net purchase price of $50,000 and (ii) Warrants to purchase 125,000 shares of Common Stock issued prior to October 20, 2009).  The Notes were issued with an original issue discount of 15%.  The Investors paid $0.85 for each $1.00 of principal amount of the Notes purchased.  The Notes are convertible into shares of Common Stock, all as more particularly described below and in the form of Notes, filed as Exhibit 4.13 to the Company’s registration statement on Form S-1, filed with the Securities and Exchange Commission (the “SEC”) on October 22, 2009.  The Warrants are more particularly described below and in the form of Warrant, filed as Exhibit 4.12  to the Company’s registration statement on Form S-1, filed with the SEC on October 22, 2009.

The Notes issued in the aggregate face amount of $1,500,000 mature on the later of (i) April 30, 2010 and (ii) the repayment in full or conversion of the Senior Indebtedness (as defined below), and the Note issued in the aggregate face amount of $58,824 matures on the later of (i) March 31, 2010 and (ii) the repayment in full or conversion of the Senior Indebtedness (each a “Maturity Date”).  The Notes may be prepaid at anytime by the Company without penalty.  The indebtedness represented by the Notes is expressly subordinate to the Company’s currently outstanding senior secured indebtedness that is described in the Company’s Form 8-K/A filed with the SEC on June 19, 2009 as well as any future senior indebtedness of any kind (the “Senior Indebtedness”) and promissory notes held by Thomas Moore, the Company’s chief executive officer.  No payments shall be made to the holders of the Notes until the repayment in full or conversion of the Senior Indebtedness.  The Warrants are exercisable at any time on or before the fifth anniversary of the issue date of the Warrants and may be exercised on a cashless basis under certain circumstances.

In the event the Company consummates an equity financing with aggregate gross proceeds of not less than $2,000,000 (a “Qualified Equity Financing”) prior to the second business day immediately preceding the Maturity Date of a Note, then such Investor shall have the option to convert all or a portion of such Note into the same securities sold in the Qualified Equity Financing, at an effective per share conversion price equal to 90% of the per share purchase price of the stock sold in the Qualified Equity Financing.

In the event the Company does not consummate a Qualified Equity Financing prior to the second business day immediately preceding the Maturity Date of a Note, then such Investor shall have the option to convert all or a portion of such Note into shares of Common Stock, at an effective per share conversion price equal to 50% of the volume-weighted average price per share of the Common Stock over the five (5) consecutive trading days immediately preceding the third business day prior to the Maturity Date.

To the extent any Investor does not elect to convert its Note as described above, the principal amount of such Note not so converted shall be payable in cash on the Maturity Date of such Note.

The Notes may be converted by Investors in whole or in part.  The Notes and Warrants include a limitation on conversion or exercise, which provides that at no time will the Investors be entitled to convert any portion of the Note or exercise any portion of the Warrant, that would result in the beneficial ownership by an Investor and its affiliates of more than 9.99% of the outstanding shares of Common Stock on such date.

The Company intends to use the proceeds from the Offering for among other things, (i) costs and expenses relating to the Company’s Phase II Clinical Studies in cervical cancer and cervical intraepithelial neoplasia (CIN), (ii) costs and expenses relating to the Offering (iii) costs and expenses relating to obtaining one or more follow-on financings, including without limitation payment of commitment fees and other fees and expenses associated therewith and (iv) general working capital purposes.  The financing is intended to provide the Company with temporary liquidity to conduct its business while it seeks to raise additional capital.  Additionally, the Company may use the proceeds to pay Mr. Moore up to approximately $186,000 in deferred salary and approximately $925,000 pursuant to his promissory notes.

The Notes and the Warrants were offered and sold to “accredited investors” (as defined in section 501(a) of Regulation D) pursuant to an exemption from the registration requirements under Section 4(2) of the Securities Act of 1933, as amended (the “Securities Act”). The shares to be issued upon conversion of the Notes or upon exercise of the Warrants have not been registered under the Securities Act and may not be offered or sold in the United States in the absence of an effective registration statement or exemption from the registration requirements.

Item 2.03. Creation of a Direct Financial Obligation

The information provided in Item 1.01 is hereby incorporated by reference to this Item 2.03.

Item 3.02. Unregistered Sales of Securities.

 The information provided in Item 1.01 is hereby incorporated by reference to this Item 3.02.

Item 9.01 Financial Statements and Exhibits.

(c)	Exhibits

4.1	Form of Common Stock Purchase Warrant, incorporated by reference to Exhibit 4.12 to the Company’s Registration Statement on Form S-1 filed with the SEC on October 22, 2009.

4.2	Form of Convertible Promissory Note, incorporated by reference to Exhibit 4.13 to the Company’s Registration Statement on Form S-1 filed with the SEC on October 22, 2009.

10.1	Form of Note Purchase Agreement, incorporated by reference to Exhibit 10.61 to the Company’s Registration Statement on Form S-1 filed with the SEC on October 22, 2009.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: October 26, 2009	Advaxis, Inc.

	By:	/s/ Thomas A. Moore
Thomas A. Moore, Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Document Description

4.1	Form of Common Stock Purchase Warrant, incorporated by reference to Exhibit 4.12 to the Company’s Registration Statement on Form S-1 filed with the SEC on October 22, 2009.

4.2	Form of Convertible Promissory Note, incorporated by reference to Exhibit 4.13 to the Company’s Registration Statement on Form S-1 filed with the SEC on October 22, 2009.

10.1	Form of Note Purchase Agreement, incorporated by reference to Exhibit 10.61 to the Company’s Registration Statement on Form S-1 filed with the SEC on October 22, 2009.